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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 2008
                                                         ----------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                    0-50358              34-1983738
         -------------                    -------              ----------
(State or other jurisdiction of          (Commission          (IRS Employer
         incorporation)                  File Number)        Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
              ------------

         On November 5, 2008, Clifton Savings Bancorp, Inc. (the "Company") issued a press release announcing that the Company has decided not to apply for participation in the U.S. Treasury Department's recently announced Troubled Assets Relief Program ("TARP") Capital Purchase Program (the "TARP Program") as authorized by the recently enacted Emergency Economic Stabilization Act of 2008. The Company's decision not to apply for participation in the TARP Program is a result of the fact that the Company is well-capitalized and has not suffered losses due to non-performing loans and investments in loan-related securities, including mortgage-based securities tied to sub-prime mortgage loans.

         The press release announcing the Company's decision not to apply for participation in the TARP Program is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

      (d)     Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated November 5, 2008



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CLIFTON SAVINGS BANCORP, INC.



Date: November 5, 2008               By: /s/ John A. Celentano, Jr.
                                         ---------------------------------------
                                         John A. Celentano, Jr.
                                         Chairman of the Board and
                                         Chief Executive Officer